UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 28, 2010
                                                         ----------------

                           Valpey-Fisher Corporation
                           -------------------------
               (Exact Name of Registrant as Specified in Charter)

        Maryland                       1-4184             06-0737363
        --------                       ------             ----------
(State or other jurisdiction        Commission File     (IRS Employer
     of incorporation)                 Number        Identification Number)

     75 South Street, Hopkinton, MA                          01748
 (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code: (508) 435-6831

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02.     Departure of Directors or Certain Officers; Election of
               Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2010, the Board of Directors ("Board") of Valpey-Fisher Corporation (the "Company") approved amendment to the October 21, 2009 Change in Control Severance Agreement with Michael J. Ferrantino, Jr., the Company's President and Chief Executive Officer, to provide that in the event of a change in control of the Company prior to December 31, 2011, the Company will pay him severance equal to two years' base salary, currently an aggregate of $380,000, if he is not employed as President and Chief Executive Officer of the new control entity.

On October 28, 2010, the Board of the Company approved amendment to the April 4, 2007 Change in Control Severance Agreement with Michael J. Kroll, the Company's Chief Financial Officer, to provide that in the event of a change in control of the Company prior to December 31, 2011, the Company will pay him severance equal to two years' base salary, currently an aggregate of $306,495, if he is not employed as the Chief Financial Officer of the new control entity.

On October 28, 2010, the Board of the Company approved amendment to the April 4, 2007 Change in Control Retention Agreement with Walt Oliwa, the Company's Senior Vice President Engineering, to provide that in the event of a change in control of the Company prior to December 31, 2011, the Company will pay him one years' base salary, currently $150,544, provided he continues employment with the Company through such change in control.

                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Valpey-Fisher Corporation


Date:  November 3, 2010                    By:  /s/ Michael J. Kroll
                                                --------------------
                                                Michael J. Kroll
                                                Vice President, Treasurer and
                                                Chief Financial Officer